                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : January 15, 2002

                          MERRILL LYNCH DEPOSITOR, INC.

                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES LMG-2)
             (Exact name of registrant as specified in its charter)

             DELAWARE             333-68854               13-3891329
         (State or other        (Commission           (I. R. S. Employer
         jurisdiction  of        File Number)         Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                                 10281
        NEW YORK,  NEW YORK                                (Zip Code)
       (Address of principal
        executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

             Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

             Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

             Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Not Applicable

ITEM 5.           OTHER EVENTS

             99.1 Distribution to holders of the Preferred Plus Trust Series LMG-2 on January 15, 2002.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

             Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

             (a)      Financial statements of business acquired.

                      Not applicable

             (b)      Pro forma financial information.

                      Not applicable.

             (c)      Exhibits.

                      99.1 Trustee's report in respect of the January 15, 2002 distribution to holders of the Preferred Plus Trust Series LMG-2

ITEM 8.           CHANGE IN FISCAL YEAR

             Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

             Not Applicable

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MERRILL LYNCH DEPOSITOR, INC.

         Date:  02/11/02                By:      /s/ Barry N. Finkelstein
                                            ---------------------------------
                                                 Name:    Barry N. Finkelstein
                                                 Title:   President

                                  EXHIBIT INDEX

           99.1 Trustee's report in respect of the January 15, 2002 distribution to holders of the Preferred Plus Trust Series LMG-2